April 9, 2024 Unique biology Precision therapeutics Broad impact 2024 AACR and Pipeline Update Exhibit 99.1

| Forward Looking Statements 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data, the planned Phase 1 dose escalation study of FHD-909 with Loxo@Lilly and the status of our selective CBP and EP 300 degrader programs; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn AACR Conference Call Agenda 3 Introduction Karin Hellsvik Vice President Corporate Affairs and IR Key Highlights Adrian Gottschalk President and CEO Clinical Update Dr. Alfonso Quintás-Cardama Chief Medical Officer Research Update Dr. Steve Bellon, PhD Chief Scientific Officer

| Unique Insights into Chromatin Biology to Prosecute Untapped Area for Novel Targets and Therapeutics 4 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Helicases & Other Chromatin Binding Proteins involved in gene expression / function Gene expression in the right cells at the right time is critical for normal growth, development, and homeostasis

Foghorn at 2024 AACR

Developing First-in-Class Medicines Targeting the Chromatin Regulatory System

BAF Complex


BRG1
(SMARCA4)
BRM
(SMARCA2)

Chromatin Binding Proteins


CBP
EP300

Significant Opportunity, Challenging Targets

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting

~2.5 million patients

Historically difficult to target chromatin regulatory system with drug discovery efforts

- BAF complex offers limited options to disrupt enzymatic activity
- Similarity among various proteins makes selective inhibition and/or degradation challenging

5 |

Broad and Deep Pipeline Across a Range of Targets and Modalities

Modality	Program	Disease	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	Relapsed/Refractory AML					FOGHORN THERAPEUTICS
	FHD-909 (Selective BRM)	BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal)					LOXO; FOGHORN THERAPEUTICS
Protein Degraders	Selective BRM	BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal)					LOXO; FOGHORN THERAPEUTICS
	Selective CBP	EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal)					FOGHORN THERAPEUTICS
	Selective EP300	EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma)					FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A mutant cancers (~5% of all solid tumors)					FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed					FOGHORN THERAPEUTICS
Partnered Program	Undisclosed	Undisclosed					LOXO; FOGHORN THERAPEUTICS
3 Discovery Programs	Undisclosed	Undisclosed					LOXO; FOGHORN THERAPEUTICS

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| Broad and Deep Pipeline Across a Range of Targets and Modalities 7 Modality Program Discovery Phase 1 Phase 2 Phase 3 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights 3 Discovery Programs Undisclosed Partnered Program Undisclosed Disease Selective BRM BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (~5% of all solid tumors) Undisclosed Undisclosed Undisclosed Key Updates and Upcoming Milestones for These Programs are the Focus for Today’s Call FHD-286 (BRG1/BRM) FHD-909 (Selective BRM) BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Relapsed/Refractory AML Selective CBP EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma)

| AACR Data Demonstrates First-in-Class Potential for Multiple Programs 8 • FHD-286 in combination with decitabine for the treatment of AML, now enrolling in a dose-escalation Phase 1 study • FHD-909, BRM selective inhibitor set to enter Phase 1 study (Q2 IND) targeting NSCLC; partnership with Lilly Dr. Alfonso Quintás-Cardama Chief Medical Officer • FHD-909 preclinical data demonstrates strong efficacy, with promising safety profile, across multiple xenograft models • Selective CBP and Selective EP300 degrader programs active against multiple tumor cell lines and in xenograft models Dr. Steve Bellon, PhD Chief Scientific Officer

Dr. Alfonso Quintás-Cardama Chief Medical Officer Targeting BAF Dependency in Cancer • FHD-286 – Dual BRM/BRG1 Inhibition • FHD-909 (a.k.a. LY4050784) – Selective BRM Inhibition Clinical Update

| Exploring BAF Dependency in Cancer with FHD-286 – Potent, Small Molecule Inhibitor Targeting BRM and BRG1 10 BAF ATPase: BRG1/BRM FHD-286 FHD 286 is an oral, daily, potent small molecule inhibitor of BRG1 and BRM AML cells known to be highly dependent on the BAF complex for proliferation and maintenance of a leukemic phenotype

| Phase 1 Monotherapy Results: FHD-286 Induced Differentiation Across a Broad Range of Genetic Backgrounds 11 Dose Level Mutations Starting CD11b% CD11b+ Fold Increase Starting CD34% CD34+ % Decrease 10mg N/A 7 9.2x 94 (71%) 7.5mg CBFB (locus at 16q22) 2 59.4x 70 (97%) 7.5mg KMT2A rearrangement 3 21.4x 85 (90%) 7.5mg RUNX1, KRAS, ASXL, JAK2, TET2, EZH2, ETNK 5 15x 95 (81%) 7.5mg N/A 8 6.3x 94 (65%) 7.5mg ASXL1, TP53, U2AF1 19 3.3x 92 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 3 29x 94 (80%) 5mg RUNX1, NRAS, ASLX1 4 22.8x 98 (93%) 5mg N/A 6 13x 93 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 8.1x 86 (27%) 5mg N/A 4 6.5x 93 (29%) 5mg DNMT3a, TET2 21 4.1x 30 (88%) 2.5mg NRAS, WT1 3 4.8x 93 (4%) CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases FHD 286 significantly reduced leukemic burden, and promoted recovery of normal blood cell counts Activity observed irrespective of cytogenetic and mutational background profiles

| FHD-286 + decitabine (MLL-AFP + FLT3 TKD Luc/GFP PDX) Pre-Clinical Data Demonstrate Significant Combination Potential with Multiple Agents in AML 12 FHD-286 + menin inhibitor (mtNPM1 + FLT3 ITD Luc/GFP AML PDX) 0 20 40 60 0 25 50 75 100 Days, post-infusion % S ur vi va l FHD-286 + decitabine (n=8) 1 mg/kg decitabine (n=7) 1.5 mg/kg FHD-286 (n=7) Vehicle (n=7)6 weeks Rx ✱ ✱ ✱ ✱ ✱ FHD 286 used in combination significantly prolonged survival compared to decitabine and a menin inhibitor alone • The combination of FHD-286 with standard AML therapeutic provided greater reduction in leukemic burden than FHD-286 alone • These results, coupled with clinical results with FHD- 286 as monotherapy, provide a basis for clinical evaluation of FHD-286 with multiple combinations in R/R AML • Combinations with experimental agents (e.g., menin, BET inhibitors) were tested with similar results, suggesting FHD-286’s broad combination potential in AML

Ongoing FHD-286 Phase 1 Multicenter Dose-Escalation in Combination with Decitabine in AML

Escalation ongoing and enrolling well

Data anticipated in H2'24



Subjects on an antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 1.5 mg QD + Decitabine
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Subjects NOT on an antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Parallel Dose Escalations
Potential Next Steps:
FHD-286 + Decitabine Expansion
FHD-286 + Other Agent Escalation

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Significant Opportunity for Novel, Effective Therapy in Patients with R/R AML

Initial FHD-286 Opportunity

Most cases of AML are not curable

- More than half of patients will relapse post frontline treatment
- Intensive chemotherapy has been standard of care for four decades with no meaningful improvement

40% of AML cases have no actionable mutations

- No meaningful developments for the broad AML patient population since the approval of Venetoclax
- Recent development has focused predominantly on AML subsets harboring actionable mutations – FLT3, IDH1/2, and MLL**

~17,000 Drug Treatable R/R Patients*

- Post Ven/Aza, treatment options are limited – CRc rates 15-17%
- Mortality remains high for this population, mOS ~3mo
- Patients with actionable mutations who relapse post targeted therapy have high unmet need

FHD-286 could provide a meaningful opportunity to improve outcomes in the R/R setting. We believe there is an additional opportunity in the newly diagnosed setting.

*Source: Decision Resources Group 2025 Forecast; **Menin inhibitors not yet approved; R/R: relapsed/refractory; CRc: composite complete response

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| FHD-909 will be the First Selective BRM Inhibitor to Enter the Clinic 15 BRM selective inhibitor, chosen for clinical development by Lilly as part of a collaboration initiated in December 2021 BRMi IND filing anticipated Q2 2024

| BRM Selective Inhibition is a Promising Strategy to Exploit the Synthetic Lethal Relationship Between BRM and Mutated BRG1 16 No BRG1 Mutations BRG1 Mutation BRG1 Mutation and BRMi Cell Survival Cell Death Healthy Cells Cancer Cells BRG1 BRM BAF Complex BRM BAF Complex Mutant BRG1 BAF Complex BRMiBRG1 Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors)

| BRG1 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 17 BRG1 mutated across a broad range of tumors Accounts for ~5% of all tumors AACR GENIE via cBioPortal

| BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations2Overall Survival for SMARCA4wt vs SMARCA4mut1 Patients with NSCLC Harboring BRG1 Mutations Have Significantly Worse Clinical Outcomes and Define a High Unmet Need Patient Population 18 BRG1 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% 1. Alessi JV, et al., 2021; 2. TCGA via cBioPortal

AACR Data • FHD-909 – Selective BRM Inhibitor • Selective CBP Degrader • Selective EP300 Degrader Research Update Dr. Steve Bellon, PhD Chief Scientific Officer

FHD-909 Demonstrates Approximately 30-fold Selectivity Across 17 BRG1 (SMARCA4) Mutant and Wild-Type Cell Lines



Absolute IC50 (µM)
1
0.1
0.01
0.001
0.0001
Selectivity = 33x
BRG1 WT
BRG1 MUT
BRG1 (WT)
NCI-H2122
CALU6
NCI-H2172
NCI-H441
NCI-H2170
NCI-H460
NCI-H1703
NCI-H358
NCI-H2009
BRG1 (MUT)
NCI-H1944
NCI-H1299
A549
RERFLCAI
NCI-H1693
NCI-H1568
NCI-H2023
NCI-H838

	Median IC_{50} (µM)
BRG1 WT	0.0932
BRG1 MUT	0.0028

Spread in potency for wild type versus mutant cell lines indicates

33-fold selectivity

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| FHD-909 Monotherapy Demonstrated In Vivo Activity in H2126 BRG1 Mutant NSCLC Model; Well Tolerated 21 H2126 Efficacy H2126 Body Weight Genetic Background: BRG1 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 150 200 250 300 350 Days of Dosing (Dose Start Day1) Tu m or v ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, PO, BID FHD-909, 40mg/kg, PO, BID FHD-909, 60mg/kg, PO, BID 0 7 14 21 28 80 90 100 110 120 Days of Dosing (Dose Start Day1) B od y W ei gh t ( % o f S ta rt in g W ei gh t)

| RERF-LC-AI Model FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across BRG1 Mutant NSCLC Models; Well Tolerated 22 A549 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO 0 7 14 21 28 0 250 500 750 1000 1250 1500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control 20mg/kg LY4050784, PO, BID 40mg/kg LY4050784, PO, BID BRG1 Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C BRG1 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background Genetic Background

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across BRG1 Mutant NSCLC Models; Well Tolerated 23 H1793 Model • FHD 909 profiled across range of BRG1 mut xenograft models • Results ranging from impressive TGI to regression as monotherapy • All doses across models were well tolerated NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO BRG1 E514*, TP53 R209* R273H, ARID1A C884*Genetic Background:

| CBP and EP300 Proteins – A Decades Long Challenge in Selectivity 24 • CBP and EP300 are chromatin regulators and histone acetyltransferases • CBP and EP300 are virtually identical, thus achieving selectivity is a significant challenge • Dual targeting has revealed tolerability and safety issues Foghorn is working on two separate programs, each with their own defined dependencies and patient populations

| 25 Selective CBP Protein Degradation Demonstrates Dose Dependent Tumor Growth Inhibition and/or Regression Across In Vivo Models Gastric AGS (EP300 Null) Model Bladder 639V (EP300 Null) Model Colorectal RKO (EP300 Null) Model 30 40 50 0 500 1,000 1,500 2,000 2,500 3,000 Days after Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle (BID) FHT-CBPd - 9, 3 mg/kg (BID) FHT-CBPd - 9, 10 mg/kg (QD) 5 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 Days After Tumor Inoculation Tu m or V ol um e (m m ³ + S EM ) Vehicle Control FHT-CBPd - 8, 50mg/kg (BID) FHT-CBPd - 8, 20mg/kg, (BID) 20 30 40 50 60 0 500 1,000 1,500 Days After Tumor Inoculation Tu m or V ol um e (m m ³ + S EM ) Vehicle (BID) FHT-CBPd - 9, 10mg/kg (QD) FHT-CBPd - 9, 3mg/kg (QD) FHT-CBPd - 9, 1mg/kg (QD) FHT-CBPd - 9, 0.3mg/kg (QD) FHT-CBPd - 9, 0.1mg/kg (QD) Efficacy was observed at doses that had no significant impact on weight; IND-enabling studies are planned to start by the end of 2024

| Bone Marrow Staining (In Vivo)Platelet Counts Post Two Weeks of Dosing (In Vivo) Selective CBP Degradation Does Not Show Thrombocytopenia and Spares Megakaryocytes In Vivo 26 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-CBPd, 10mg/kg, sc, QD Dual BD inhibitor, 30mg/kg, p.o, BID FHT-CBPd Dual CBP/EP300 Inhibitor Vehicle Dual CBP / EP300 InhibitorControl Rat Control dCBP-9 10mg/kg QD Mouse Hypocellularity Megakaryocyte Sparing

Long-Acting Injectable Formulations of CBP Degrader Could Enable Once Every 2 Weeks, or Less Frequent, Dosing

dCBP-9 PK/PD (60mg/kg, sc)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

dCBP-9 PK/PD (150mg/kg, sc)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

dCBP-59 PK/PD (150mg/kg, im)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

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| EP300 Degradation Demonstrates Significant Tumor Growth Inhibition in AR+ VCAP Prostate and KARPAS422 DLBCL Models 28 Prostate AR+ VCAP Model 5 10 15 20 25 30 35 40 45 50 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control Enzalutamide, 30mg/kg, QD FHT-EP300d, 50mg/kg, BID 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control FHT-EP300d, 50mg/kg (BID) FHT-EP300d, 20mg/kg, (BID) FHT-EP300d, 10mg/kg, (BID) In vivo efficacy in both EP300 dependent and CBP null models (e.g., synthetic lethality) suggests potential broad applicability across cancers DLBCL KARPAS422 (CBP Null) Model

| Selective EP300 Degradation Does Not Show Thrombocytopenia In Vivo 29 Platelet Counts Post Two Weeks of Dosing (In Vivo) PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-EP300d, 50mg/kg, sc, BID Dual BD inhibitor, 30mg/kg, p.o, BID FHT-EP300d Dual CBP/EP300 Inhibitor Vehicle

Closing Remarks Adrian Gottschalk President and CEO

| First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 31 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Major Strategic Collaboration Strategic collaboration with Loxo@Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $234.1 million in cash and equivalents (as of 12/31/2023) Provides runway into H1’26 Value Drivers Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in H2’24 BRM Selective Inhibitor (FHD-909), partnered with Loxo@Lilly, anticipating IND filing in Q2’24 Advancement of preclinical assets (BRM Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Broad pipeline across a range of targets and modalities

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